See Appendix II for footnote references and definitions of certain key terms

EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues
Discount revenue	$10,169	$10,163	$9,512	$9,884	$9,413	8	$29,845	$27,517	8
Net card fees	2,969	2,862	2,752	2,629	2,551	16	8,583	7,364	17
Service fees and other revenue	1,984	1,963	1,951	1,945	1,976	—	5,896	5,526	7
Total non-interest revenues	15,122	14,988	14,215	14,458	13,940	8	44,324	40,407	10
Interest income
Interest on Card balances and Other loans	6,387	6,119	6,136	6,064	5,970	7	18,643	17,170	9
Interest and dividends on investment securities	45	36	17	17	15	#	97	46	#
Deposits with banks and other	426	452	512	501	632	(33)	1,389	1,800	(23)
Total interest income	6,858	6,607	6,665	6,582	6,617	4	20,129	19,016	6
Interest expense
Deposits	1,242	1,276	1,287	1,343	1,371	(9)	3,804	4,082	(7)
Long-term debt and other	676	682	686	717	760	(11)	2,043	2,092	(2)
Total interest expense	1,918	1,958	1,973	2,060	2,131	(10)	5,847	6,174	(5)
Net interest income	4,940	4,649	4,692	4,522	4,486	10	14,282	12,842	11
Total revenues net of interest expense	20,062	19,637	18,907	18,980	18,426	9	58,606	53,249	10
Provisions for credit losses
Card balances	895	1,017	1,187	1,231	1,220	(27)	3,099	3,587	(14)
Other	90	67	64	183	67	34	221	255	(13)
Total provisions for credit losses	985	1,084	1,251	1,414	1,287	(23)	3,320	3,842	(14)
Total revenues net of interest expense after provisions for credit losses	19,077	18,553	17,656	17,566	17,139	11	55,286	49,407	12

Expenses
Card Member rewards	5,090	5,051	4,891	4,805	4,608	10	15,031	13,604	10
Business development	1,795	1,755	1,591	1,728	1,611	11	5,141	4,729	9
Card Member services	2,006	1,949	1,975	1,951	1,477	36	5,930	4,106	44
Marketing	1,770	1,650	1,480	1,612	1,599	11	4,900	4,640	6
Salaries and employee benefits	2,570	2,344	2,482	2,505	2,239	15	7,396	6,511	14
Professional services	675	622	545	669	623	8	1,842	1,755	5
Data processing and equipment	858	817	767	810	751	14	2,442	2,176	12
Other, net	(218)	294	147	396	406	#	224	1,181	(81)
Total expenses	14,546	14,482	13,878	14,476	13,314	9	42,906	38,702	11
Pretax income	4,531	4,071	3,778	3,090	3,825	18	12,380	10,705	16
Income tax provision	819	961	807	628	923	(11)	2,586	2,334	11
Net income	$3,712	$3,110	$2,971	$2,462	$2,902	28	$9,794	$8,371	17
Net income attributable to common shareholders (A)	$3,649	$3,076	$2,938	$2,429	$2,868	27	$9,663	$8,272	17
Effective tax rate	18.1%	23.6%	21.4%	20.3%	24.1%		20.9%	21.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$5.43	$4.54	$4.29	$3.53	$4.14	31	$14.24	$11.87	20
Average common shares outstanding	673	678	685	687	692	(3)	678	697	(3)
Diluted
Net income attributable to common shareholders	$5.42	$4.53	$4.28	$3.53	$4.14	31	$14.22	$11.85	20
Average common shares outstanding	674	679	686	688	693	(3)	680	698	(3)
Cash dividends declared per common share	$0.95	$0.95	$0.95	$0.82	$0.82	16	$2.85	$2.46	16
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change
Consolidated Balance Sheets
Assets
Cash & cash equivalents	$43,203	$45,243	$53,757	$47,792	$54,706	(21)
Card balances, less reserves	215,440	212,188	207,247	207,774	199,769	8
Card balances held for sale	—	1,752	2,477	2,457	2,424	#
Investment securities	5,117	4,073	2,625	1,043	1,374	#
Other (B)	46,515	44,947	42,788	40,986	39,277	18
Total assets	$310,275	$308,203	$308,894	$300,052	$297,550	4

Liabilities and Shareholders' Equity
Customer deposits	$155,019	$156,973	$157,948	$152,488	$149,883	3
Short-term borrowings	1,415	2,032	1,692	1,371	1,446	(2)
Long-term debt	58,538	57,017	58,750	56,387	57,787	1
Other (B)	59,506	57,901	56,509	56,332	56,017	6
Total liabilities	274,478	273,923	274,899	266,578	265,133	4

Shareholders' Equity	35,797	34,280	33,995	33,474	32,417	10
Total liabilities and shareholders' equity	$310,275	$308,203	$308,894	$300,052	$297,550	4

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Related Statistical Information
Total Card balances and Other loans	$233,153	$229,481	$224,160	$224,791	$216,355	8	$233,153	$216,355	8
Average Card balances and Other loans	$230,587	$227,814	$222,813	$221,187	$214,470	8	$227,121	$210,197	8
Net interest yield (C)	8.5%	8.1%	8.4%	8.0%	8.2%		8.3%	8.1%
Return on average equity (D)	42.4%	36.4%	35.2%	33.9%	35.9%		38.0%	35.4%
Return on average common equity (D)	43.6%	37.8%	36.6%	35.3%	37.3%
Book value per common share (dollars)	$51.02	$48.42	$47.50	$46.45	$44.76	14
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Capital
(Millions, except percentages)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25
Shares Outstanding
Beginning of period	675	682	686	689	696
Repurchase of common shares	(5)	(7)	(5)	(2)	(7)
Net impact of employee benefit plans and others	—	—	1	—	—
End of period	671	675	682	686	689

Risk-Based Capital Ratios - Basel III
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.9%	10.4%	10.5%	10.5%	10.5%
Tier 1	11.5%	11.0%	11.1%	11.1%	11.1%
Total	13.6%	13.1%	13.2%	13.1%	13.1%

Common Equity Tier 1	$29,338	$27,779	$27,523	$27,268	$26,222
Tier 1 Capital	$30,948	$29,394	$29,141	$28,888	$27,848
Tier 2 Capital	$5,654	$5,635	$5,570	$5,025	$4,915
Total Capital	$36,602	$35,029	$34,711	$33,913	$32,763
RWA	$270,071	$268,321	$262,924	$259,448	$250,642
Tier 1 Leverage	10.3%	9.6%	9.7%	9.8%	9.5%
Supplementary Leverage Ratio (SLR)	8.7%	8.2%	8.2%	8.3%	8.1%
Average Total Assets to calculate the Tier 1 Leverage Ratio	$301,753	$304,688	$301,879	$294,275	$292,875
Total Leverage Exposure to calculate SLR	$356,722	$359,052	$356,176	$346,685	$344,532
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Network volumes (billions)	$517.9	$516.8	$486.3	$506.2	$479.2	8	$1,521.0	$1,390.8	9
Billed business	$454.0	$455.8	$428.0	$445.1	$421.0	8	$1,337.7	$1,224.7	9

Cards-in-force	155.4	155.1	153.9	152.8	151.2	3	155.4	151.2	3
Proprietary cards-in-force	87.5	87.6	87.2	86.6	86.0	2	87.5	86.0	2

Basic cards-in-force	130.7	130.6	130.1	128.9	127.6	2	130.7	127.6	2
Proprietary basic cards-in-force	67.3	67.5	67.2	66.7	66.2	2	67.3	66.2	2

Average proprietary basic Card Member spending (dollars)	$6,735	$6,759	$6,393	$6,696	$6,387	5	$19,910	$18,751	6

Average fee per card (dollars) (E)	$136	$131	$127	$122	$119	14	$131	$116	13

Proprietary new cards acquired	3.1	3.0	3.1	2.9	3.2		9.2	9.6

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (F)					Reported	FX- Adjusted (F)
	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YTD'26	YTD'26
Network volumes	8%	9%	11%	9%	9%	8%	9%	9%	8%	8%	9%	9%
Billed business	8	9	10	9	9	8	9	9	8	8	9	9
U.S. Consumer Services	9	11	10	9	9	n/a	n/a	n/a	n/a	n/a	10	n/a
Commercial Services	3	5	4	4	4	3	5	4	3	4	4	4
International Card Services	11	13	20	17	14	11	12	13	12	13	15	12

Merchant industry billed business
Goods & Services spend (71% of Q3'26 billed business)	7	9	10	9	9	7	9	8	8	9	9	8
Travel & Entertainment spend (29% of Q3'26 billed business)	10	10	12	9	8	10	10	9	8	8	11	10
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Millions, except percentages)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Card balances
Total Card balances	$221,074	$218,054	$213,311	$213,863	$205,837	7	$221,074	$205,837	7
Consumer	$145,733	$144,974	$140,908	$144,324	$135,403	8	$145,733	$135,403	8
Small business	$57,315	$56,172	$55,098	$53,632	$53,007	8	$57,315	$53,007	8
Corporate	$18,026	$16,908	$17,306	$15,907	$17,426	3	$18,026	$17,426	3
Pay-in-full Card balances	$63,054	$62,026	$61,096	$62,031	$61,023	3	$63,054	$61,023	3
Credit loss reserves
Beginning reserve	$5,866	$6,065	$6,089	$6,068	$5,960	(2)	$6,089	$5,850	4
Provisions - principal, interest and fees	895	1,017	1,187	1,231	1,220	(27)	3,099	3,587	(14)
Net write-offs - principal, interest and fees, less recoveries	(1,130)	(1,207)	(1,213)	(1,216)	(1,111)	2	(3,550)	(3,397)	5
Other (I)	3	(9)	1	6	(1)	#	(5)	28	#
Ending reserve	$5,634	$5,866	$6,065	$6,089	$6,068	(7)	$5,634	$6,068	(7)
Reserve as a % of Card balances	2.5%	2.7%	2.8%	2.8%	2.9%		2.5%	2.9%
% of past due - consumer and small business	231%	248%	234%	240%	243%		231%	243%
Average Card balances	$218,826	$216,710	$211,897	$210,440	$204,145	7	$215,837	$200,275	8
Net write-off rate (principal, interest and fees) (G)	2.1%	2.2%	2.3%	2.3%	2.2%		2.2%	2.3%
Net write-off rate (principal only) - consumer and small business (G)(H)	1.8%	2.0%	2.0%	2.1%	1.9%		1.9%	2.0%
30+ days past due as a % of total - consumer and small business (H)	1.2%	1.2%	1.3%	1.3%	1.3%		1.2%	1.3%
90+ days past billing as a % of total - corporate (H)	0.3%	0.4%	0.4%	0.5%	0.4%		0.3%	0.4%

Other loans
Total other loans	$12,079	$11,428	$10,849	$10,928	$10,518	15	$12,079	$10,518	15
Credit loss reserves
Beginning reserve	$312	$314	$323	$287	$272	15	$323	$194	66
Provisions	84	62	48	90	62	35	194	245	(21)
Net write-offs (principal only)	(59)	(61)	(54)	(52)	(45)	31	(174)	(146)	19
Net write-offs (interest and fees only)	(3)	(3)	(3)	(2)	(2)	50	(8)	(7)	14
Other (I)	—	—	—	—	—	—	—	1	#
Ending reserve	$335	$312	$314	$323	$287	17	$335	$287	17
Reserve as a % of other loans	2.8%	2.7%	2.9%	3.0%	2.7%		2.8%	2.7%

Other receivables
Total other receivables	$6,452	$5,451	$5,075	$4,596	$4,019	61	$6,452	$4,019	61
Credit loss reserves
Beginning reserve	$121	$121	$86	$20	$19	#	$86	$27	#
Provisions	6	4	40	69	5	20	27	10	#
Net write-offs	(5)	(4)	(5)	(3)	(3)	67	(14)	(16)	(13)
Other (I)	—	—	—	—	(1)	#	24	(1)	#
Ending reserve	$123	$121	$121	$86	$20	#	$123	$20	#
Reserve as a % of other receivables	1.9%	2.2%	2.4%	1.9%	0.5%		1.9%	0.5%
# - Denotes a variance of 100 percent or more.

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'26
Non-interest revenues	$6,292	$3,612	$3,321	$1,927	$(30)	$15,122
Interest income	4,294	1,358	745	7	454	6,858
Interest expense	745	416	383	(147)	520	1,918
Total revenues net of interest expense	9,840	4,553	3,682	2,082	(96)	20,062
Total provisions for credit losses	494	279	208	4	—	985
Total revenues net of interest expense after provisions for credit losses	9,346	4,274	3,474	2,078	(96)	19,077
Card Member rewards, business development and Card Member services	4,801	1,979	1,766	337	8	8,891
Marketing	848	405	394	113	10	1,770
Salaries and employee benefits and other operating expenses	1,402	860	883	546	193	3,885
Total expenses	7,052	3,245	3,042	996	211	14,546
Pretax income (loss)	$2,295	$1,029	$432	$1,082	$(307)	$4,531
Q3'25
Non-interest revenues	$5,620	$3,441	$3,034	$1,782	$63	$13,940
Interest income	4,025	1,302	652	9	629	6,617
Interest expense	789	462	350	(181)	711	2,131
Total revenues net of interest expense	8,856	4,281	3,336	1,972	(19)	18,426
Total provisions for credit losses	734	332	218	5	(2)	1,287
Total revenues net of interest expense after provisions for credit losses	8,122	3,949	3,118	1,967	(17)	17,139
Card Member rewards, business development and Card Member services	4,145	1,730	1,512	298	11	7,696
Marketing	825	313	350	105	6	1,599
Salaries and employee benefits and other operating expenses	1,300	816	815	524	564	4,019
Total expenses	6,270	2,859	2,677	927	581	13,314
Pretax income (loss)	$1,852	$1,090	$441	$1,040	$(598)	$3,825
YOY % change
Non-interest revenues	12	5	9	8	#	8
Interest income	7	4	14	(22)	(28)	4
Interest expense	(6)	(10)	9	19	(27)	(10)
Total revenues net of interest expense	11	6	10	6	#	9
Total provisions for credit losses	(33)	(16)	(5)	(20)	#	(23)
Total revenues net of interest expense after provisions for credit losses	15	8	11	6	#	11
Card Member rewards, business development and Card Member services	16	14	17	13	(27)	16
Marketing	3	29	13	8	67	11
Salaries and employee benefits and other operating expenses	8	5	8	4	(66)	(3)
Total expenses	12	14	14	7	(64)	9
Pretax income (loss)	24	(6)	(2)	4	49	18
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$6,292	$6,229	$5,803	$5,904	$5,620	12	$18,323	$16,403	12
Interest income	4,294	4,052	4,072	4,072	4,025	7	12,417	11,583	7
Interest expense	745	757	751	820	789	(6)	2,253	2,328	(3)
Net interest income	3,549	3,295	3,321	3,252	3,236	10	10,164	9,255	10
Total revenues net of interest expense	9,840	9,524	9,123	9,156	8,856	11	28,487	25,658	11
Total provisions for credit losses	494	498	631	773	734	(33)	1,623	2,194	(26)
Total revenues net of interest expense after provisions for credit losses	9,346	9,025	8,493	8,383	8,122	15	26,864	23,464	14
Card Member rewards, business development and Card Member services	4,801	4,745	4,605	4,563	4,145	16	14,151	11,994	18
Marketing	848	813	764	797	825	3	2,425	2,390	1
Salaries and employee benefits and other operating expenses	1,402	1,403	1,367	1,473	1,300	8	4,172	3,820	9
Total expenses	7,052	6,961	6,736	6,833	6,270	12	20,748	18,204	14
Pretax segment income	$2,295	$2,065	$1,757	$1,550	$1,852	24	$6,116	$5,260	16

Billed business (billions)	$194.2	$196.4	$180.2	$189.2	$177.5	9	$570.9	$518.3	10
Proprietary cards-in-force	49.7	49.2	48.7	48.3	47.8	4	49.7	47.8	4
Proprietary basic cards-in-force	35.4	35.0	34.6	34.1	33.7	5	35.4	33.7	5
Average proprietary basic Card Member spending (dollars)	$5,522	$5,654	$5,248	$5,574	$5,291	4	$16,428	$15,634	5

Segment assets	$124,624	$123,404	$119,517	$122,968	$115,330	8	$124,624	$115,330	8

Card balances
Total Card balances	$114,267	$113,796	$110,849	$114,368	$106,969	7	$114,267	$106,969	7
Average Card balances	$113,857	$112,449	$110,664	$110,161	$106,753	7	$112,324	$104,923	7
Net write-off rate (principal, interest and fees) (G)	2.0%	2.3%	2.4%	2.6%	2.3%		2.2%	2.4%
Net write-off rate (principal only) (G)	1.6%	1.8%	1.9%	2.1%	1.8%		1.8%	2.0%
30+ days past due as a % of total	1.2%	1.1%	1.3%	1.3%	1.3%		1.2%	1.3%

See Appendix II for footnote references and definitions of certain key terms

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$3,612	$3,591	$3,408	$3,526	$3,441	5	$10,611	$10,128	5
Interest income	1,358	1,343	1,345	1,333	1,302	4	4,046	3,744	8
Interest expense	416	432	432	461	462	(10)	1,280	1,344	(5)
Net interest income	942	912	913	872	840	12	2,766	2,400	15
Total revenues net of interest expense	4,553	4,503	4,321	4,398	4,281	6	13,377	12,528	7
Total provisions for credit losses	279	353	380	359	332	(16)	1,012	1,021	(1)
Total revenues net of interest expense after provisions for credit losses	4,274	4,149	3,941	4,039	3,949	8	12,365	11,507	7
Card Member rewards, business development and Card Member services	1,979	1,994	1,986	1,900	1,730	14	5,959	5,266	13
Marketing	405	379	311	350	313	29	1,095	981	12
Salaries and employee benefits and other operating expenses	860	806	828	952	816	5	2,495	2,429	3
Total expenses	3,245	3,179	3,126	3,202	2,859	14	9,549	8,676	10
Pretax segment income	$1,029	$970	$816	$837	$1,090	(6)	$2,815	$2,831	(1)

Billed business (billions)	$140.7	$141.8	$134.4	$140.9	$136.3	3	$416.9	$401.0	4
Proprietary cards-in-force (J)	13.7	14.6	15.3	15.3	15.4	(11)	13.7	15.4	(11)
Average proprietary basic Card Member spending (dollars)	$9,953	$9,607	$8,793	$9,151	$8,833	13	$28,382	$25,996	9

Segment assets	$66,006	$65,567	$66,076	$63,168	$64,305	3	$66,006	$64,305	3

Card balances
Total Card balances	$60,985	$58,952	$58,754	$56,086	$57,379	6	$60,985	$57,379	6
Average Card balances	$59,526	$59,287	$57,283	$57,689	$56,444	5	$58,668	$56,387	4
Net write-off rate (principal, interest and fees) (G)	2.1%	2.3%	2.4%	2.2%	2.2%		2.3%	2.2%
Net write-off rate (principal only) - small business (G)(H)	2.3%	2.4%	2.5%	2.3%	2.3%		2.4%	2.3%
30+ days past due as a % of total - small business (H)	1.4%	1.4%	1.6%	1.5%	1.5%		1.4%	1.5%
90+ days past billing as a % of total - corporate (H)	0.3%	0.4%	0.4%	0.5%	0.4%		0.3%	0.4%

See Appendix II for footnote references and definitions of certain key terms

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$3,321	$3,261	$3,164	$3,192	$3,034	9	$9,746	$8,627	13
Interest income	745	733	728	666	652	14	2,205	1,868	18
Interest expense	383	375	360	362	350	9	1,118	991	13
Net interest income	362	358	367	304	302	20	1,087	877	24
Total revenues net of interest expense	3,682	3,619	3,532	3,496	3,336	10	10,833	9,504	14
Total provisions for credit losses	208	223	238	211	218	(5)	668	620	8
Total revenues net of interest expense after provisions for credit losses	3,474	3,396	3,294	3,285	3,118	11	10,165	8,884	14
Card Member rewards, business development and Card Member services	1,766	1,683	1,551	1,674	1,512	17	5,000	4,276	17
Marketing	394	352	332	347	350	13	1,078	972	11
Salaries and employee benefits and other operating expenses	883	884	630	948	815	8	2,397	2,349	2
Total expenses	3,042	2,919	2,513	2,969	2,677	14	8,474	7,597	12
Pretax segment income	$432	$477	$781	$316	$441	(2)	$1,690	$1,287	31

Billed business (billions)	$118.8	$117.2	$111.7	$114.3	$106.9	11	$347.7	$303.6	15
Proprietary cards-in-force	24.1	23.9	23.2	23.0	22.8	6	24.1	22.8	6
Proprietary basic cards-in-force	18.2	18.0	17.4	17.2	17.0	7	18.2	17.0	7
Average proprietary basic Card Member spending (dollars)	$6,567	$6,535	$6,452	$6,675	$6,307	4	$19,594	$18,136	8

Segment assets	$52,809	$52,291	$50,180	$50,089	$47,253	12	$52,809	$47,253	12

Card balances
Total Card balances	$45,822	$45,305	$43,708	$43,409	$41,488	10	$45,822	$41,488	10
Average Card balances	$45,443	$44,975	$43,950	$42,590	$40,948	11	$44,846	$38,965	15
Net write-off rate (principal, interest and fees) (G)	2.0%	2.0%	2.0%	1.9%	2.0%		2.0%	1.9%
Net write-off rate (principal only) - consumer and small business (G)(H)	1.8%	1.8%	1.8%	1.7%	1.8%		1.8%	1.8%
30+ days past due as a % of total - consumer and small business (H)	1.1%	1.1%	1.2%	1.1%	1.1%		1.1%	1.1%
90+ days past billing as a % of total - corporate (H)	0.3%	0.5%	0.4%	0.5%	0.3%		0.3%	0.3%

See Appendix II for footnote references and definitions of certain key terms

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$1,927	$1,919	$1,825	$1,858	$1,782	8	$5,670	$5,200	9
Interest income	7	8	10	9	9	(22)	26	31	(16)
Interest expense	(147)	(169)	(169)	(172)	(181)	19	(486)	(489)	1
Net interest income	155	178	180	181	190	(18)	512	520	(2)
Total revenues net of interest expense	2,082	2,096	2,004	2,039	1,972	6	6,182	5,720	8
Total provisions for credit losses	4	10	4	70	5	(20)	18	8	#
Total revenues net of interest expense after provisions for credit losses	2,078	2,086	2,000	1,969	1,967	6	6,164	5,712	8
Business development and Card Member services	337	328	306	341	298	13	971	869	12
Marketing	113	100	65	116	105	8	278	277	—
Salaries and employee benefits and other operating expenses	546	530	514	628	524	4	1,590	1,482	7
Total expenses	996	958	885	1,085	927	7	2,839	2,628	8
Pretax segment income	$1,082	$1,128	$1,115	$884	$1,040	4	$3,325	$3,084	8

Total network volumes (billions)	$517.9	$516.8	$486.3	$506.2	$479.2	8	$1,521.0	$1,390.8	9

Segment assets	$19,409	$19,401	$19,353	$18,686	$18,879	3	$19,409	$18,879	3
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	YTD'26	YTD'25
ROE
Annualized Net income	$14,848	$12,440	$11,884	$10,833	$11,608	$13,059	$11,162
Average shareholders' equity	$35,039	$34,138	$33,735	$31,934	$32,364	$34,387	$31,549
Return on average equity (D)	42.4%	36.4%	35.2%	33.9%	35.9%	38.0%	35.4%

Reconciliation of ROCE
Annualized Net income	$14,848	$12,440	$11,884	$10,833	$11,608
Preferred share dividends and equity related adjustments (K)	161	58	57	58	58
Earnings allocated to participating share awards and other	93	79	76	74	82
Net income attributable to common shareholders (K)	$14,594	$12,302	$11,751	$10,701	$11,468

Average shareholders' equity	$35,039	$34,138	$33,735	$31,934	$32,364
Average preferred shares (K)	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$33,455	$32,554	$32,151	$30,350	$30,780
Return on average common equity (D)	43.6%	37.8%	36.6%	35.3%	37.3%

Appendix II	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of
America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
Amounts presented in the preceding tables may not sum and percentages may not recalculate due to rounding.

Beginning in the first quarter of 2026, we have updated our presentation and disclosure of Card Member loans and Card Member receivables to present them on a combined basis as Card balances. Prior period amounts have been reclassified to conform to the new presentation. Previously, Card Member loans represented balances on our credit card products and revolve-eligible balances on our charge card products, which included balances that Card Members paid in full as well as balances that Card Members paid over time with interest, and Card Member receivables represented balances on our charge card products that need to be paid in full on or before the Card Member’s payment due date. The updated Card balances presentation includes both revolve-eligible balances and balances that need to be paid in full, reflecting the evolution of our card products over time, primarily due to the expansion of lending features on our charge card portfolio, and is more consistent with industry convention. This presentation change has no impact on the recognition or measurement of outstanding Card balances and associated reserves for credit losses.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $23 million, $20 million, $19 million, $18 million and $20 million in Q3'26,
Q2'26, Q1'26, Q4'25 and Q3'25, respectively; and (ii) dividends on preferred shares of $24 million, $15 million, $14 million, $15 million and $14 million in
Q3'26, Q2'26, Q1'26, Q4'25 and Q3'25, respectively; and (iii) an equity-related adjustment of $16 million related to the redemption of preferred shares in
Q3'26 (refer to Footnote "K").

(B)
Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.

(C)
Net interest yield on average Card balances and Other loans represents net interest income, computed on an annualized basis, divided by average Card balances, Card balances held for sale and Other loans. Reserves and net write-offs related to uncollectible interest are recorded through provision for credit losses and are thus not included in the net interest yield calculation.

(D)
Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period.  Return on
Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.

(E)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(F)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).

(G)
Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees.  We also present a net write-off rate based on principal losses only to be consistent with industry convention.

(H)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(I)	Other primarily includes foreign currency translation adjustments.
(J)	Q3'26 and Q2'26 Commercial Services Proprietary cards-in-force reflect the sales of small business cobrand portfolios previously classified as held for sale.
(K)
On August 12, 2026, we issued $1.6 billion of 6.450% Fixed Rate Reset Noncumulative Preferred Shares, Series E. With the proceeds from that issuance, we redeemed in full the $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D on September 15, 2026. The difference between the redemption value and carrying value of the redeemed Series D preferred shares resulted in a reduction of $16 million in net income available to common shareholders.

As used in the preceding tables and/or in our third quarter of 2026 earnings release, investor presentation slides or investor conference call:

Billed business (Card Member spending) — Represents transaction volumes (including cash advances) on payment products issued by American Express.
Card balances — Represents balances on our card products, including both revolve-eligible balances and balances that need to be paid in full on or before the Card
Member’s payment due date (pay-in-full Card balances). Card balances consist of principal (resulting from authorized transactions), associated interest and fees.

Cards-in-force — Represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.

Locations in force (LIF) — Represents proprietary and partner acquired merchant locations where the merchant is enabled to accept American Express. LIF estimates incorporate data provided to us by certain third parties and include merchants that accept American Express through payment facilitators and digital wallets.

Network volumes — Represents the total of billed business and processed volumes.
Operating expenses — Represents salaries and employee benefits, professional services, data processing and equipment, and other expenses.
Processed volumes — Represents transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.

Proprietary new cards acquired — Represents the number of new cards issued by American Express during the referenced period, net of replacement cards.
Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.

Reserve build (release) — Represents the portion of the provisions for credit losses for the period related to increasing or decreasing reserves for credit losses as a result of, among other things, changes in volumes, macroeconomic outlook, portfolio composition and credit quality of portfolios. Reserve build represents the amount by which the provision for credit losses exceeds net write-offs, while reserve release represents the amount by which net write-offs exceed the provision for credit losses.

Variable customer engagement costs (VCE) — Represents the aggregate of Card Member rewards, business development, and Card Member services expenses.

Refer to the “Glossary of Selected Terminology” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange
Commission for definitions of certain other terms used.